Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 of Once Upon a Farm, PBC, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certifies that:

1.
This periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 16, 2026

/s/ Lawrence Waldman

Chief Financial Officer